EXHIBIT 99.1

SIGNATURES OF REPORTING PERSONS

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this Form 4 is true, complete and correct.

February 2, 2015

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:  Warburg Pincus X, L.P., its general partner

By:  Warburg Pincus X GP L.P., its general partner

By:  WPP GP LLC, its general partner

By:  Warburg Pincus Partners, L.P., its managing member

By:  Warburg Pincus Partners GP LLC, its general partner

By:  Warburg Pincus & Co., its managing member

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Partner

WARBURG PINCUS X, L.P.

By:  Warburg Pincus X GP L.P., its general partner

By:  WPP GP LLC, its general partner

By:  Warburg Pincus Partners, L.P., its managing member

By:  Warburg Pincus Partners GP LLC, its general partner

By:  Warburg Pincus & Co., its managing member

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Partner

WARBURG PINCUS X GP L.P.

By:  WPP GP LLC, its general partner

By:  Warburg Pincus Partners, L.P., its managing member

By:  Warburg Pincus Partners GP LLC, its general partner

By:  Warburg Pincus & Co., its managing member

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Partner

WPP GP LLC

By:  Warburg Pincus Partners, L.P., its managing member

By:  Warburg Pincus Partners GP LLC, its general partner

By:  Warburg Pincus & Co., its managing member

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Partner

WARBURG PINCUS PARTNERS, L.P.

By:  Warburg Pincus Partners GP LLC, its general partner

By:  Warburg Pincus & Co., its managing member

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Partner

WARBURG PINCUS PARTNERS GP LLC

By:  Warburg Pincus & Co., its managing member

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Partner

WARBURG PINCUS & CO.

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Partner

WARBURG PINCUS LLC

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Managing Director

CHARLES R. KAYE

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Attorney-in-Fact*

JOSEPH P. LANDY

By:  /s/ Robert B. Knauss
     --------------------
Name:  Robert B. Knauss
Title:  Attorney-in-Fact*

* Power of Attorney given by each of Mr. Kaye and Mr. Landy was previously filed with the United States Securities and Exchange Commission on November 26, 2013
as an exhibit to a statement on Form 4 filed by Warburg Pincus Private Equity
IX, L.P. with respect to Laredo Petroleum Holdings, Inc. (now known as Laredo
Petroleum, Inc.) and is hereby incorporated by reference.